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                                   EXHIBIT 23.2
                       CONSENT OF MCCARTER & ENGLISH, LLP





                                                          March 30, 2000



Ladies and Gentlemen:

      We consent to the incorporation by reference in this Annual Report on Form 10-K of Owens-Illinois, Inc. for the year ended December 31, 1999, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,




                                          /s/ McCarter & English, LLP
                                          ---------------------------
                                          McCarter & English, LLP


























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